Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Mon Jul 22 2024 12:08:07 GMT-0400 (Eastern Daylight Time)

2nd Quarter, 2024

April 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	32.89	33.60	25.38	8.13

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	59.99	53.48	63.74	61.59	65.89	270,353.25	115.5217	316,055.79	132.1064	147,984.09	172.8055	243,004.16	95.8996
CITADEL SECURITIES LLC	16.13	14.54	15.31	18.23	19.36	232,955.53	87.3451	250,321.52	94.8643	124,642.19	123.1145	187,970.65	92.7797
G1 Execution Services, LLC	8.28	12.95	7.83	5.22	0.80	102,368.12	99.9061	57,766.38	90.1696	15,194.12	75.1424	2,447.53	102.9235
Two Sigma Securities, LLC	7.70	10.70	5.95	4.37	13.21	70,821.50	83.5448	36,391.75	68.3803	10,409.01	84.6089	6,416.77	129.0070
Jane Street Capital	7.30	7.35	6.65	10.22	0.72	111,932.20	82.2445	121,134.76	88.6478	65,955.48	90.3748	2,814.58	78.9543

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

April 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.40	33.04	36.68	3.87

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	29.39	25.54	28.95	31.83	36.21	648,783.59	16.7427	745,808.09	10.7816	374,841.23	10.8438	263,255.48	24.6842
CITADEL SECURITIES LLC	28.54	23.59	27.64	32.27	34.62	1,205,740.44	18.5224	1,383,092.61	12.8713	644,820.22	13.5389	428,969.00	32.8852
Jane Street Capital	24.45	20.52	24.96	28.87	5.09	1,054,356.09	16.4250	1,159,264.89	10.5173	575,207.08	11.0483	32,915.56	18.6955

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Two Sigma Securities, LLC	11.63	19.17	12.27	4.43	22.91	495,957.37	15.0983	293,057.79	10.1206	58,437.91	14.5239	44,901.18	19.4667
G1 Execution Services, LLC	5.52	10.32	5.66	2.39	1.16	457,279.31	15.0280	269,979.21	10.2671	60,048.17	14.1950	14,119.83	18.4548

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

April 2024

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	32.62	50.87	16.51

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	41.28	36.39	43.69	38.60	44.79	794.86	48.3491	12,772,234.57	39.6025	8,117,939.70	48.9687	2,505,972.41	42.2893
Wolverine Execution Services, LLC	20.23	19.09	20.71	19.21	22.41	451.86	113.8186	5,520,013.30	45.5083	4,021,856.88	59.6955	1,438,556.82	53.3505
Global Execution Brokers, LP	15.81	22.55	13.26	16.69	18.10	607.75	105.3293	4,284,834.88	49.8960	3,884,413.50	72.6322	1,149,295.95	55.4076
Dash/IMC Financial Markets	11.74	10.24	10.25	12.13	13.45	216.14	105.9510	3,975,564.21	45.1975	3,118,537.13	61.8255	1,113,764.58	57.5999
Morgan Stanley & Co., LLC	10.95	11.73	12.09	13.37	1.25	256.82	85.3223	4,271,782.87	47.0470	3,434,859.50	63.2314	63,058.14	48.8963

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Morgan Stanley & Co., LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

May 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	35.26	31.41	26.07	7.26

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	52.42	43.79	55.04	57.94	63.16	245,914.35	121.5035	305,302.29	141.4770	117,299.14	143.5768	275,884.94	102.9418
G1 Execution Services, LLC	15.72	23.55	15.63	9.15	1.67	204,128.98	98.9087	121,872.47	86.6990	28,056.31	68.0198	4,082.75	106.7598
CITADEL SECURITIES LLC	13.96	11.57	13.96	16.20	17.53	187,973.62	78.3602	211,900.86	89.7806	92,243.87	95.9204	206,766.28	86.4752
Two Sigma Securities, LLC	9.15	12.37	7.21	4.98	16.92	71,294.09	74.5652	39,790.22	63.9554	9,200.97	45.2863	6,772.34	102.8781
Jane Street Capital	8.13	7.73	7.62	11.35	0.69	95,290.16	69.4998	111,891.19	80.7788	54,335.43	69.2102	2,819.27	96.9948

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

May 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.64	36.71	33.04	3.60

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	27.10	21.47	26.77	31.24	34.11	1,433,900.69	11.9045	1,887,847.58	8.0095	926,897.42	8.9689	590,180.51	25.8589
Jane Street Capital	26.56	22.06	28.74	29.95	6.44	1,344,474.67	9.1201	1,684,831.56	5.7641	840,772.35	6.4494	40,434.22	8.3806
Virtu Americas, LLC	26.33	22.31	25.38	29.97	32.29	920,245.76	9.4037	1,196,879.11	6.3524	604,496.69	6.8388	403,659.28	21.1870
Two Sigma Securities, LLC	12.67	20.57	12.29	5.33	25.44	753,920.57	9.3774	484,271.70	6.1608	86,376.83	9.0187	80,082.65	9.3285
G1 Execution Services, LLC	6.86	12.71	6.36	3.28	1.72	771,355.54	10.2083	470,838.17	6.9708	98,362.35	10.4053	21,165.87	11.3024

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

May 2024

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.02	32.52	53.18	14.27

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.06	25.97	40.26	30.89	38.74	4,084.43	57.6002	12,958,364.09	38.2868	7,660,490.79	48.5948	2,417,731.53	42.7081
Dash/IMC Financial Markets	23.19	26.49	20.61	24.43	24.42	2,701.98	73.1253	5,559,790.52	46.9799	4,839,025.42	63.5506	1,468,982.48	61.2361
Wolverine Execution Services, LLC	18.22	17.75	17.14	18.09	21.18	2,584.03	74.8343	5,043,821.98	44.6767	3,817,494.13	61.0061	1,361,095.01	55.5061
Global Execution Brokers, LP	12.49	15.06	10.51	13.20	14.37	2,180.08	62.4665	3,814,150.10	47.0370	3,371,703.57	67.7545	1,153,366.14	56.6387
Morgan Stanley & Co., LLC	11.04	14.73	11.48	13.39	1.29	2,061.90	65.0032	4,608,581.28	43.6854	3,729,057.55	59.3668	63,743.84	48.0295

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

June 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	32.12	37.61	23.60	6.66

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	55.72	47.25	59.73	59.41	60.88	217,947.50	90.5953	271,245.08	95.1520	99,164.26	117.4977	334,193.12	55.5049
CITADEL SECURITIES LLC	15.76	13.63	15.48	17.99	19.66	187,111.69	58.7128	216,331.00	63.9942	80,147.13	67.8963	205,363.16	57.2098
G1 Execution Services, LLC	11.15	16.97	10.77	6.66	1.18	122,284.84	65.9523	76,348.15	60.4274	14,446.50	48.1746	2,436.21	72.4390
Two Sigma Securities, LLC	9.81	13.89	7.59	5.60	17.61	92,830.01	78.0294	54,570.73	66.9408	11,536.14	46.8273	8,274.58	95.9047
Jane Street Capital	6.94	7.27	5.90	9.93	0.67	109,431.09	58.5749	116,928.11	61.6504	52,703.77	64.3696	2,399.75	61.3894

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

June 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	27.00	35.59	33.87	3.54

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	27.49	23.53	27.30	30.35	32.22	691,328.74	15.7920	859,756.58	10.2595	412,504.48	10.1593	381,117.07	28.1630
CITADEL SECURITIES LLC	26.36	20.94	25.31	31.10	32.78	1,097,202.10	17.2981	1,343,407.16	11.7197	630,179.80	12.1162	537,410.20	35.2966
Jane Street Capital	25.50	21.10	27.10	29.41	5.54	1,006,279.96	13.6328	1,191,004.37	8.6127	573,897.64	9.0744	25,194.54	12.2218
Two Sigma Securities, LLC	14.38	23.16	14.05	6.31	28.10	602,337.57	16.0673	380,235.45	11.2111	69,828.64	15.0114	60,165.38	16.8567
G1 Execution Services, LLC	5.78	10.40	5.75	2.61	1.35	431,538.11	14.4747	261,582.46	10.3768	54,422.49	13.5231	9,390.28	12.8391

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $.009/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

June 2024

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.06	31.31	53.80	14.83

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	34.75	36.10	38.18	31.53	39.17	11,884.35	41.2909	12,151,268.01	40.4993	7,993,048.44	52.1721	2,388,795.92	45.1352

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Dash/IMC Financial Markets	18.68	19.92	16.89	19.14	20.79	5,030.01	54.9548	4,832,979.56	45.3861	4,248,156.86	59.1125	1,526,756.99	61.3762
Wolverine Execution Services, LLC	17.53	17.06	17.31	16.69	21.07	4,367.86	55.7979	5,040,558.03	45.0544	3,904,643.89	58.8231	1,402,725.38	56.1556
Morgan Stanley & Co., LLC	14.73	15.42	15.49	17.85	1.80	5,031.08	63.8381	5,653,638.91	53.9350	5,222,511.89	68.7991	97,567.65	53.5786
Global Execution Brokers, LP	14.31	11.50	12.14	14.80	17.17	4,152.31	57.7432	4,423,675.45	47.8766	4,057,206.63	65.3088	1,487,867.51	57.5808

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/